Results for the Year	6 Months Ended
Jun. 30, 2021
Results for the Year
Results for the Year

Section 3—Results for the Year

3.1         Share-based payment

Share-based compensation expense included within operating results for each of the six-month periods ended June 30, 2021 and 2020 is as follows:

	Six-Month Period Ended
	June 30,
	2021	2020
	USD `000	USD `000
Research and development	—	54
General and administrative	1	177
Total	1	231

See Note 5.1 for information regarding warrant exercises during April 2021.

3.2         Income tax

Income tax audits in Germany and Denmark

The Danish and German tax authorities were conducting a joint tax audit of the Group’s Danish and German income tax returns covering multiple years through the year ended December 31, 2017. The joint tax audit focused primarily on one intercompany transaction that occurred in 2017 between the Company and FP GmbH (the “Transaction”) to ensure the Transaction was conducted at arm’s length. The Danish and German tax authorities have been unable to reach agreement whether the Transaction was conducted at arm’s length and have terminated the joint audit as the result of the impasse.

Tax audit in Germany

On May 21, 2021, the German tax authorities issued a preliminary audit assessment (the “Preliminary Assessment”) that proposes an increase to FP GmbH’s 2017 taxable income of 265.0 million EUR to 312.1 million EUR ($314.9 million and $370.9 million, respectively, based on the June 30, 2021 exchange rate) The Preliminary Assessment alleges that the Transaction was not conducted at arm’s length. The Company and FP GmbH disagree with the positions taken by the German tax authorities and intend to vigorously defend that the Transaction was conducted at arm’s length and no additional income taxes are due in Germany. FP GmbH has submitted a formal response to the Preliminary Assessment arguing that the Transaction was conducted at arm’s length and why the Preliminary Assessment is incorrect. Management expects the German tax authorities will issue a final assessment, with few or no changes to the Preliminary Assessment, and levy a tax assessment against FP GmbH that is expected to be material to FP GmbH and the Group. Assuming FP GmbH’s taxable income is increased by 265.0 million EUR and offset by FP GmbH’s available net tax loss carryforwards of 11.9 million EUR ($14.1 million based on the June 30, 2021 exchange rate), using the German effective tax rate of 31.9%, and before any applicable interest and/or penalties, this would result in a tax levy of approximate 81 million EUR ($96 million based on the June 30, 2021 exchange rate.)

Management continues to believe that it is probable (i.e., more likely than not) that FP GmbH will not be required to pay additional income taxes to the German tax authorities upon the conclusion of a Mutual Agreement Procedure (“MAP”) and/or litigation against the German tax authorities; however, such determination is inherently subjective and, if it is incorrect, then FP GmbH may be subject to significant additional tax levies that would have a material negative effect on FP GmbH and the Company’s consolidated financial position, operating results and cash holdings.

In the event of a negative outcome in the tax audit and subject to the Group’s ability to get relief from double taxation, an increase in FP GmbH’s taxable income would be taxed at the German effective tax rate of 31.9% while reducing the taxable income in Denmark that was taxed at 22.0%. FP GmbH has available tax loss carryforwards of 11.9 million EUR that could be used to mitigate an increase in FP GmbH’s taxable income. Therefore, an increase in FP GmbH’s taxable income, that is not covered by FP GmbH’s tax loss carryforwards and not subject to minimum taxation rules in Germany, would result in a net increase in the Group’s income tax expense at a rate of approximately 10 percentage points. Assuming FP GmbH’s taxable income is increased by 265.0 million EUR, as set out in the Preliminary Assessment, and offset by FP GmbH’s available tax loss carryforwards of 11.9 million EUR, subject to the Group’s ability to obtain relief from double taxation in Denmark of 58 million EUR ($69 million based on the June 30, 2021 exchange rate), it is estimated that the net increase in the Group’s income tax expense, will be approximately 23 million EUR ($27 million based on the June 30, 2021 exchange rate) before applicable interest and/or penalties.

FP GmbH does not have sufficient liquidity or any other assets enabling it to pay a material tax levy upon issuance of a final tax assessment by the German tax authorities. Upon the receipt of a material tax levy, FP GmbH’s management will need to evaluate whether an over-indebtedness or illiquidity condition exists under German law and whether FP GmbH has become insolvent. FP GmbH will take all available steps to avoid insolvency, including, but not limited to, appealing the tax assessment and requesting suspension of execution of the tax assessment notice.

The cost to pursue litigation in Germany and/or a MAP individually, or in combination with any potential taxes, interest, and penalties due at the ultimate resolution of the litigation and/or MAP, could have a material adverse effect on the Group’s financial position, operating results, and cash holdings. The timing of the completion of the tax audit in Germany is currently unknown.

Tax audit in Denmark

On June 2, 2021, the Company received notice from the Danish tax authorities that they accepted the Group’s 2017 Danish income tax filing and that Danish income tax audit had concluded; however, the Danish tax authorities reserve the right to audit the Danish tax affairs of the Group at a future date. The Danish tax authorities determined that the Transaction could be considered to be at arm’s length terms and found no reason to change the pricing of the Transaction as reported in the Group’s Danish income tax filing.

3.3         Net loss per share

The following reflects the net loss attributable to ordinary shareholders and share data used in the basic and diluted net loss per share computations for each of the six-month periods ended June 30, 2021 and 2020:

	Six-Month Period Ended
	June 30,
	2021	2020
	USD	USD
Net loss attributable to ordinary shareholders of the Company used for computing basic and diluted per share amounts	(1,032)	(2,259)
Weighted average number of ordinary shares used for basic and diluted per share amounts	97,263	95,501

Net loss per share basic and diluted	(0.01)	(0.02)

Amounts within the table above are in thousands except per share amounts.

Basic loss per share amounts are calculated by dividing the net loss for the period attributable to ordinary shareholders of the Company by the weighted average number of ordinary shares outstanding during the period. Since the Group has incurred losses for each of the six-month period ended June 30, 2021 and 2020, the potential shares issuable related to outstanding deferred shares, options and warrants have been excluded from the calculation of diluted loss per share as the effect of such shares is anti-dilutive. Therefore, basic and diluted loss per share amounts are the same for each period presented.

The share and per share information disclosed above is based on the number of outstanding ordinary shares of the Company and not the number of ADSs outstanding. Therefore, the number of ADSs outstanding has no effect on the share or per-share information disclosed herein. See the Annual Report for additional information.